EXHIBIT 10.85
                                                                   -------------

                      PERFORMANCE HEALTH TECHNOLOGIES, INC.
                               427 RIVERVIEW PLAZA
                                TRENTON, NJ 08611
                            TELEPHONE: (609) 656-0800
                            FACSIMILE: (609) 656-0869


Dear Holders of 2006 A, B and C Promissory Notes dated May 15, 2006, May 24, 2006 and June 30, 2006:

     The Company is requesting your consent to an amendment of the maturity date of the above-referenced outstanding promissory note issued by the Company and held by you which has an amended maturity date of June 30, 2007 (the "Current Maturity Date") to a new maturity date of November 1, 2007 (the "New Maturity Date") and waiver of any event of default relating to the non-payment of such note as of June 30, 2007 (the "Waiver").

     Toward that end, we ask that you complete, sign and return this letter as soon as possible.

     Please take a moment to sign and return your consent by facsimile to 609-656-0869 or by mail in the enclosed envelope.


As of June 30, 2007                          Very truly yours,

                                             /s/ Dominique Prunetti Miller

                                             Dominique Prunetti Miller
                                             Secretary


The New Maturity Date and Waiver is accepted and agreed by the undersigned noteholder:


By:________________________________
    Name:
    Date: